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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 24, 1998




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




         DELAWARE                       0-22403                75-2441557
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)


          275 W. PRINCETON DRIVE
             PRINCETON, TEXAS                                     75407
(Address of Principal Executive Offices)                       (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     ACQUISITION OF MARTIN DRUG CORPORATION ASSETS. On July 24, 1998, the Registrant acquired substantially all of the assets of Martin Drug Corporation d/b/a Interurban Pharmacy (the "Martin Store"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with David DeVido, the sole shareholder of the Martin Store.

     Prior to this transaction, no material relationships existed between the Martin Store and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $500,000 cash payable at closing; and (ii) 11,388 shares of the Registrant's Common Stock, par value $.01 per share (the "Registrant's Common Stock").

     The Registrant intends to continue the Martin Store's operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Texas license to do business at that location under the HORIZON Pharmacies, Inc. name.

     ACQUISITION OF CARLEN CORPORATION ASSETS. On July 25, 1998, the Registrant acquired substantially all of the assets of Carlen Corporation d/b/a Briargrove Pharmacy (the "Carlen Store"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with David DeVido, the sole shareholder of the Carlen Store.

     Prior to this transaction, no material relationships existed between the Carlen Store and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $465,000 cash payable at closing; and (ii) 55,321 shares of the Registrant's Common Stock.

     The Registrant intends to continue the Carlen Store's operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Texas license to do business at that location under the HORIZON Pharmacies, Inc. name.

     ACQUISITION OF STIRNIMINN, INC. ASSETS. On July 26, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Stirniminn, Inc. d/b/a Kirkwood Pharmacy (the "Stirniminn Store"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with David DeVido, the sole shareholder of the Stirniminn Store.

     Prior to this transaction, no material relationships existed between the Stiriniminn Store and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of: (i) $150,000 cash payable at closing; and (ii) 18,061 shares of the Registrant's common stock.

     The Registrant intends to continue the Stirniminn Store's operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Texas license to do business at that location under the HORIZON Pharmacies, Inc. name.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

             Exhibit No.    Name of Exhibit
             -----------    ---------------
                 2.1        Purchase Agreement dated July 24, 1998 by and
                            between Martin Drug Corporation d/b/a Interurban
                            Pharmacy, a Texas corporation, and HORIZON
                            Pharmacies, Inc.  Omitted from this Agreement, as
                            filed, are the exhibits thereto.  The Registrant
                            will furnish supplementally a copy of any such
                            omitted exhibits to the Commission upon request.
                 2.2        Purchase Agreement dated July 25, 1998 by and
                            between Carlen Corporation d/b/a Briargrove
                            Pharmacy, a Texas corporation, and HORIZON
                            Pharmacies, Inc.  Omitted from this Agreement, as
                            filed, are the exhibits thereto.  The Registrant
                            will furnish supplementally a copy of any such
                            omitted exhibits to the Commission upon request.
                 2.3        Purchase Agreement dated July 26, 1998 by and
                            between Stirniminn, Inc. d/b/a Kirkwood Pharmacy,
                            a Texas corporation, and HORIZON Pharmacies, Inc.
                            Omitted from this Agreement, as filed, are the
                            exhibits thereto.  The Registrant will furnish
                            supplementally a copy of any such omitted exhibits
                            to the Commission upon request.
                  2.4       Amendment No. 1 to the Purchase Agreement dated
                            July 24, 1998.
                  2.5       Amendment No. 1 to the Purchase Agreement dated
                            July 25, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        REGISTRANT:

                                        HORIZON PHARMACIES, INC.


Date: August 6, 1998                    By: /s/ Ricky D. McCord
                                            --------------------------
                                            Ricky D. McCord, President



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